UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Sec.240.14a-12

Vacasa, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2025

Vacasa, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41130	87-1995316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 NW 13th Avenue
Portland, OR 97209
(Address of Principal Executive Offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure

On April 18, 2025, Vacasa, Inc. (the "Company") sent the email attached as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") to certain of its employees regarding the proposed merger transaction with Casago Holdings, LLC ("Casago").

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01	Other Events

On April 18, 2025, the Company issued a press release announcing that the Company determined the revised unsolicited proposal it received from Davidson Kempner Capital Management LP is neither a Superior Proposal nor a proposal that would reasonably be expected to result in a Superior Proposal, as defined in the Agreement and Plan of Merger dated December 30, 2024 among the Company, Casago and the other parties thereto (as amended, the "Merger Agreement"). A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

The proposed transaction between the Company and Vacasa Holdings LLC and Casago (the “proposed transaction”) is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on March 28, 2025 (the “Proxy Statement”). Following the filing of the Proxy Statement, the Company mailed the Proxy Statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 8, 2024, commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 141. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

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Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, ” “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

  (d)     Exhibits.

Exhibit No.	Description
99.1	Email to Employees.
99.2	Press Release, dated April 18, 2025.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

	By:	/s/ Robert Greyber
	Name:	Robert Greyber
	Title:	Chief Executive Officer
Dated: April 18, 2025

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Exhibit 99.1

Subject Line: IMPORTANT UPDATE: Special Meeting to Approve Casago Transaction - Voting is Open

Vacasa Team,

We will be holding an important Special Meeting of Stockholders on April 29, 2025, to approve our proposed transaction with Casago, in which Casago will acquire all of the outstanding shares of Vacasa, Inc. for $5.30 per share (the “Merger”), as described in our definitive proxy materials, filed with the U.S. Securities and Exchange Commission. Stockholder approval is required to complete the Merger. Vacasa shares held by employees that (i) were acquired in the open market by March 12, 2025  or (ii) have vested and been released to employees as of March 12, 2025, are eligible to be voted at the Special Meeting.

As detailed in the proxy materials, the Special Committee and the Board of Directors of Vacasa believe that the Merger is in the best interests of, and represents the best path forward to maximize value for, Vacasa stockholders. As such, the Board encourages all stockholders to vote “FOR” the following proposals (each as more fully described in the proxy materials) at the Special Meeting:

●	to approve the Merger; and
●
to authorize the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient votes to approve the Merger or in absence of a quorum

Your vote “FOR” both of these proposals is important no matter how many shares you own, and will help drive Vacasa forward.
To vote, please follow the below steps with respect to Vacasa shares held in your Morgan Stanley Shareworks account:

●
If your account is enrolled for E-Delivery of Shareholder Communications, then you should have received a meeting notification from id@proxyvote.com. The notification will have a link to all the documents and a control number that can be used to vote via proxyvote.com.

●	If your account is not enrolled, then you should have been sent a physical proxy and supporting documents via mail and should vote shares in accordance with the instructions provided.

If you hold Vacasa shares outside of Shareworks, the bank or broker where you hold those shares should have sent you similar voting materials and instructions. If you have any questions about the above or require any assistance with the voting process, please contact Vacasa’s proxy solicitor, Sodali & Co. by phone: (800) 662-5200 or email VCSA@investor.sodali.com

Thank you for your continued support and dedication to Vacasa.
Thank you,

Rob Greyber
Chief Executive Officer

Additional Information and Where to Find It

The proposed transaction between Vacasa, Inc. (the “Company”) and Vacasa Holdings LLC and Casago Holdings, LLC (the “proposed transaction”) is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on March 28, 2025 (the “Proxy Statement”). Following the filing of the Proxy Statement, the Company mailed the Proxy Statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 8, 2024, commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 141. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, ” “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Exhibit 99.2

Vacasa Responds to Revised Unsolicited Proposal from Davidson Kempner Capital Management

Vacasa Special Committee Determines Latest Proposal Does Not Constitute a Superior Proposal

Board Reaffirms Recommendation with Respect to Proposed Transaction with Casago

PORTLAND, Ore., April 18, 2025 – Vacasa, Inc. (Nasdaq: VCSA) (“Vacasa” or the “Company”), a leading vacation rental management platform in North America, today announced that the Special Committee (the “Special Committee”) of its Board of Directors (the “Board”) has unanimously determined that the revised unsolicited acquisition proposal (the “Proposal”) from Davidson Kempner Capital Management LP (“Davidson Kempner”) does not constitute, and is not reasonably likely to result in, a “Superior Proposal” pursuant to the terms of the definitive merger agreement between Casago and Vacasa (as amended, the “Merger Agreement”).

In making its determination, the Special Committee considered a number of factors, including:

•
that the Proposal remains conditioned upon requiring an amendment to the Company’s Tax Receivable Agreement (“TRA”), for which Davidson Kempner has been unable to obtain the requisite approvals from TRA beneficiaries, or to provide any clear path towards obtaining such approvals;

•
Davidson Kempner’s continued rejection of many of the Company’s material requests regarding closing conditions and terms to improve transaction certainty (including detailed written feedback and reiterations of the Special Committee’s requests provided as recently as April 12, 2025); and

•	concerns regarding Davidson Kempner’s position as a creditor of the Company, providing asymmetric downside risk to public stockholders in the event a transaction with Davidson Kempner failed to close.

Ultimately, in light of the above, the Special Committee determined that the Proposal was not reasonably likely to be consummated in accordance with its terms, so long as the Proposal remained conditioned upon receipt of an amendment to the TRA and subject to materially greater risks regarding closing certainty than the Casago transaction. The Special Committee takes its fiduciary duties to act in the best interests of public stockholders extremely seriously and strongly disagrees with the various assertions made by Davidson Kempner in its most recent proposal letters. Notwithstanding Davidson Kempner’s proposed purchase price of $5.83 per share, the Special Committee cannot support a transaction that is not actionable and has significantly less certainty of closing than the transaction with Casago, especially in light of recent market volatility and uncertainty.

On March 17, 2025, Vacasa entered into an amendment to the Merger Agreement pursuant to which Casago will acquire all outstanding shares of the Company held by public shareholders at a price of $5.30 per share. Under the amendment, Casago also agreed to remove both purchase price adjustment provisions, which could have resulted in a reduction of the merger consideration due to shortfalls in the Company’s liquidity or units under management compared to specified thresholds. The Special Committee and the Board each reaffirm their support for the Merger Agreement with Casago, as so amended, and the Board reaffirms its recommendation that Vacasa shareholders vote in favor of the transaction with Casago.

On March 28, 2025, the Company filed a definitive proxy statement for the Special Meeting of Vacasa’s shareholders (the “Special Meeting”) with the United States Securities and Exchange Commission (“SEC”) to obtain shareholder approval of the Casago transaction. Vacasa recommends its shareholders vote “FOR” the merger proposal with Casago at the Special Meeting scheduled for April 29, 2025.

PJT Partners LP is serving as financial advisor and Vinson & Elkins LLP is acting as legal advisor to the Special Committee. Latham & Watkins LLP is acting as legal advisor to Vacasa.

About Vacasa

Vacasa is a leading vacation rental management platform in North America, transforming the vacation rental experience by integrating purpose-built technology with expert local and national teams. Homeowners enjoy earning significant incremental income on one of their most valuable assets, delivered by the company’s unmatched technology that is designed to adjust rates in real time to maximize revenue. Guests can relax comfortably in thousands of Vacasa homes in hundreds of destinations across the United States, and in Belize, Canada, Costa Rica, and Mexico, knowing that 24/7 support is just a phone call away. In addition to enabling guests to search, discover and book its properties on Vacasa.com and the Vacasa Guest App, Vacasa provides valuable, professionally managed inventory to top channel partners, including Airbnb, Booking.com and Vrbo.

Cautionary Note Regarding Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, ” “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Additional Information and Where to Find It

The proposed transaction between the Company and Vacasa Holdings LLC and Casago Holdings, LLC (the “proposed transaction”) is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on March 28, 2025 (the “Proxy Statement”). Following the filing of the Proxy Statement, the Company mailed the Proxy Statement to the stockholders of the Company.
INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and stockholders may obtain a free copy of the Proxy Statement and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 8, 2024, commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, commencing on page 141. The Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC.

Vacasa Contacts
Investor Relations Contact
ir@vacasa.com

Press Contact
pr@vacasa.com

OR

Longacre Square Contact
vacasa@longacresquare.com